Supplement dated August 10, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)	May 1, 2015
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)	May 1, 2015
Pinnacle V (post 1-1-12)	May 1, 2015

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement for future reference.

The following changes are effective August 31, 2015.

Portfolio Name Change — The Touchstone VST Mid Cap Growth Fund will change its name to Touchstone VST Focused Fund.  All references in the prospectuses are changed accordingly.

In Part 3 — Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Touchstone® Variable Series Trust, the description of the Touchstone VST Mid Cap Growth Fund is replaced with the following:

Touchstone VST Focused Fund

The Touchstone VST Focused Fund seeks capital appreciation. The fund invests, under normal market conditions, at least 80% of its assets in equity securities. The fund may invest in companies of any market capitalization in seeking to achieve its investment goal.  The advisor seeks to invest in companies that are trading below its estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, higher customer loyalty, or a government barrier (e.g., license or subsidy).  The fund will generally hold 25 to 40 companies with residual cash and equivalents expected to represent less than 10% of the fund’s net assets.  The fund may invest up to 35% of its assets in securities of foreign issuers. The fund may also invest in securities of emerging market countries. Emerging market countries are generally countries not included in the MSCI World Index.  Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, OH 45202, an affiliate of National Integrity Life Insurance Company, is the sub-advisor for the fund.

For contracts issued in New York only, you may request a free transfer to any available Investment Option.  If you request a free transfer from the Touchstone VST Mid Cap Growth Fund before August 31, 2015 or from the Touchstone VST Focused Fund before September 30, 2015, we will waive the transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

Guaranteed Lifetime Withdrawal Benefit Rider — If you purchased a Guaranteed Lifetime Income Advantage Rider (a Guaranteed Lifetime Withdrawal Benefit only available with the AdvantEdge variable annuity), this fund change will take effect as described above.  Your investment allocations will remain in compliance with all investment requirements associated with those riders.  No action is required on your part.  Important note for contracts issued in New York: You may not request a free transfer if you are amid a 90-day waiting period between allocation changes on your Rider.  If you are not amid a 90-day waiting period and you request the free transfer described above, you will start the 90-day waiting period between allocation changes on your Rider.

Changes to Total Annual Portfolio Operating Expenses

The information in Appendix F about the Touchstone VST Mid Cap Growth fund is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Touchstone VST Focused Fund	0.70%	0.00%	0.52%	0.00%	1.22%	0.01%	1.21%

For more information about the Touchstone VST Focused Fund, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.

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